October 5, 2026 VAX-31 OPUS-1 Pivotal Phase 3 Adult Trial: Topline Results Exhibit 99.2

October 5, 2026 Strong Track Record in Vaccines and Biopharma Grant Pickering, MBA Chief Executive Officer, Director & Co-Founder Andrew Guggenhime, MBA President & Chief Financial Officer Jim Wassil, MS, MBA Executive VP, Chief Operating Officer & Chief Scientific Officer Luis Jodar, PhD Chief Medical Officer Mike Mullette, MBA Chief Commercial Officer Vaxcyte Leadership Team on Today’s Call

Forward-Looking Statements October 5, 2026 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the potential benefits of Vaxcyte’s carrier-sparing platform and vaccine candidates, including breadth of coverage and the ability to deliver potentially better immune responses, best-in-class vaccines and the improvement upon the standard-of-care; demand for Vaxcyte’s vaccine candidates; the design, timing of initiation, progress and expected results of Vaxcyte’s preclinical studies, clinical trials and research and development plans; the ability of Vaxcyte’s cell-free platform to deliver the broadest-spectrum PCVs that provide protection against both currently circulating and historically prevalent strains; expectations with regard to serotype cross-reactivity; the standards for review and licensure of vaccines and regulators accepting Vaxcyte’s study as designed; the ability of Vaxcyte to commercialize its PCV candidates and to meet the PCV franchise market demand for commercial markets; the growth and expansion of the pneumococcal vaccine market, and the potential to address the need for broader-spectrum of coverage in such market; the market opportunity for Vaxcyte’s vaccines; Vaxcyte’s expectations regarding the potential benefits, spectrum coverage, clinical or regulatory pathways, adoption speed and immunogenicity of its vaccine candidates and other statements that are not historical fact. The words “anticipate,” “believe,” “continue,” “could,” “designed,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Vaxcyte’s current expectations and actual results and timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties, including, without limitation, risks related to Vaxcyte’s product development programs, including development timelines, success and timing of chemistry, manufacturing and controls and related manufacturing activities; potential delays or inability to obtain and maintain required regulatory approvals for its vaccine candidates; the risks and uncertainties inherent with preclinical and clinical development processes; the success, cost and timing of all development activities and clinical trials; and sufficiency of cash and other funding to support Vaxcyte’s development programs and other operating expenses. These and other risks are described more fully in Vaxcyte’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q filed with the SEC on August 5, 2026 or in other documents Vaxcyte subsequently files with or furnishes to the SEC. Vaxcyte undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

October 5, 2026 Introduction and results overview Agenda OPUS-1 Study and TOPLINE results Trial Design, Disposition and Demographics Tolerability and Safety Data Immunogenicity in Adults Aged ≥50 Years and 18-49 Years Vax-31 PROGRAM Next Steps

Introduction and Results Overview October 5, 2026

Pneumococcal Vaccine Market is Large, Durable and Poised for Significant Growth

Combined $8.5B Market Expected to Grow to ~$12B by 2030[1] Driven Primarily by Adult Market Expansion

Future Market

2030: ~$12B

Total Market

Today: $8.5B[4]

Pediatric market is large, well-established, and highly durable



ADULT SEGMENT GROWTH DRIVERS

1. In 2024, universal recommendation expanded to U.S. adults ≥50 years (from ≥65 years)[2]
2. "Catch up" revaccination of individuals who received lower-valency pneumococcal vaccines[3]
3. Expanded adult PCV recommendations globally
4. Potential shift to two-dose schedule for U.S. adults (≥50 years and again at ≥65 years)
5. "At risk" adults aged 19-49 added to U.S. recommendation

VAXCYTE

(1) ZS Associates, Vaccine Landscape Report - Pneumococcal infections, April 2026.
(2) https://www.cdc.gov/pneumococcal/hcp/vaccine-recommendations/.
(3) Current revaccination recommendations primarily apply to individuals previously vaccinated with lower-valency pneumococcal regimens (e.g., PCV13 ± PPSV23).
(4) Combined 2025 annual pneumococcal vaccine sales reported by Merck, Pfizer and GSK.

October 5, 2026 | 6

VAX-31 is Designed to Offer Comprehensive Coverage to Address Current Gaps

Broadening of Serotype and Disease Coverage Would Eliminate Tradeoffs Required by Current SoC

Spectrum of Serotype Coverage Drives Adoption in PCVs


20[1]
15A
35B
16F
23B
7C
31
17F
2
24F
23F
14
9V
19F
4
18C
1
5
6B
3
22F
11A
12F
15B/C[1]
33F
8
6A/C[1]
19A
10A
7F
9N
23A
VAX-31
PCV21
PCV20

ST4 has been increasing in IPD prevalence post-2020, particularly in Western U.S. states,[4] and 19F continues to persist; neither ST included in PCV21.

VAX-31 is Designed to Expand Protection with Broadest Disease Coverage in Adults


IPD[2]
(Adults ≥50)
100%
80%
60%
40%
20%
0%
59%
82%
95%
PCV20
PCV21
VAX-31
Pneumococcal Pneumonia[3]
(Adults ≥50)
100%
80%
60%
40%
20%
0%
57%
69%
88%
PCV20
PCV21
VAX-31

VAXCYTE

IPD = Invasive Pneumococcal Disease; SoC = standard of care; ST = serotype. (1) Immune responses elicited by 20C are expected to be highly cross-reactive with 20B. PCV21 includes 20A and VAX-31 includes 20C. Serotypes 6A/6C and 15B/15C are closely related subtypes for which cross-protection is assumed; PCV21, PCV20 and VAX-31 all include 6A, and PCV20 and VAX-31 include 15B. PCV21 includes 15C and showed cross-reactive responses against 15B, supporting an indication for IPD caused by both 15B and 15C. (2) % of IPD caused in individuals ≥50 yrs of age in the U.S. in 2022-2024 based on ABC surveillance data. (3) Non-bacteremic pneumonia; source: https://doi.org/10.1093/infdis/jiaf376. (4) Gierke R, et al. CDC/NCIRD. ISPPD-14, May 2026.

October 5, 2026 | 7

LBCI >1 OPUS-1 Inaugurates a More Stringent >0.667 Noninferiority Standard, Setting a New Bar for Adult PCV Clinical Studies October 5, 2026 OPA GMR: LBCI >0.5 LBCI >0.667 Immune Response Standards for OPA GMRs OPA = opsonophagocytic activity; GMR = geometric mean ratio; NI = noninferiority; ST = serotype; LBCI = lower bound of the 2-sided 95% CI. Historical NI Margin: Shared STs OPUS-1 NI Margin: Shared STs Statistically Greater Margin: Shared STs LBCI >2 Superiority Margin: Unique STs

OPUS-1 Phase 3 Study:
Statistical Framework to Define Success

Co-Primary Immunogenicity Objectives (Adults ≥50):

CO-PRIMARY ENDPOINT GROUP 1 **11 serotypes shared by all 3 vaccines**	CO-PRIMARY ENDPOINT GROUP 2 **9 serotypes shared with PCV20 only**	CO-PRIMARY ENDPOINT GROUP 3 **8 serotypes shared with PCV21 only**	CO-PRIMARY ENDPOINT GROUP 4 **3 unique serotypes and cross-reactive 20B**
Noninferiority vs PCV20 and/or PCV21 (OPA GMR: LBCI >0.667)[1]	**Noninferiority vs PCV20** (OPA GMR: LBCI >0.667)	**Noninferiority vs PCV21** (OPA GMR: LBCI >0.667)	**Superiority vs PCV20 and/or PCV21** (OPA GMR: LBCI >2.0)[1]

Primary Immunobridging Objective (Adults 18-49):

If the above co-primary criteria are met: noninferiority of VAX-31 in adults aged 18-49 vs adults aged 50-64; all 32 comparisons[2] must meet OPA GMR NI at the LBCI >0.667.

Primary Safety Objective (Adults ≥18):

Evaluate **safety and tolerability of VAX-31** administered to adults aged 18-49 and ≥50.

Prespecified Individual Noninferiority Comparisons (Adults ≥50):

Evaluated **prespecified individual OPA GMR noninferiority comparisons of VAX-31 vs PCV20 or PCV21** in adults aged ≥50, among other immunogenicity evaluations, to provide additional data for regulators and recommending bodies.

VAXCYTE

(1) For groups 1 and 4: one-sided Hochberg-adjusted p-value <0.025 for at least one comparator.
(2) The 32 assessments include 31 vaccine serotypes and cross-reactive 20B.
OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI; NI = noninferiority.
Primary analyses use Month 1 OPA geometric mean ratios in the immunogenicity evaluable population.

October 5, 2026 | 9

OPUS-1 Phase 3 Topline Results:
VAX-31 Met All Primary Immunogenicity Endpoints and Safety Objectives

Co-Primary Immunogenicity Objectives (Adults ≥50):

CO-PRIMARY ENDPOINT GROUP 1 11 serotypes shared by all 3 vaccines	CO-PRIMARY ENDPOINT GROUP 2 9 serotypes shared with PCV20 only	CO-PRIMARY ENDPOINT GROUP 3 8 serotypes shared with PCV21 only	CO-PRIMARY ENDPOINT GROUP 4 3 unique serotypes and cross-reactive 20B
11 of 11 met noninferiority (OPA GMR: LBCI >0.667)[1]	**9 of 9** met noninferiority (OPA GMR: LBCI >0.667)	**8 of 8** met noninferiority (OPA GMR: LBCI >0.667)	**4 of 4** met superiority (OPA GMR: LBCI >2.0)[1]

Primary Immunobridging Objective (Adults 18-49):

32 of 32 comparisons met noninferiority (OPA GMR LBCI >0.667)[2]

Primary Safety Objective (Adults ≥18):

VAX-31 was well tolerated, with a safety profile similar to PCV20 and PCV21 across all ages studied

Prespecified Individual Noninferiority Comparisons (Adults ≥50):

VAX-31 vs PCV20	VAX-31 vs PCV21
20 of 20 shared serotypes met noninferiority criterion (OPA GMR LBCI >0.667)	**17 of 19** shared serotypes met noninferiority criterion (OPA GMR LBCI >0.667)

VAXCYTE

(1) Groups 1 and 4: one-sided Hochberg-adjusted p-value <0.025 against at least one comparator, as prespecified in the protocol.
(2) The 32 assessments include 31 vaccine serotypes and cross-reactive 20B.
OPA = opsonophagocytic activity; GMR = geometric mean ratio; NI = noninferiority; LBCI = lower bound of the 2-sided 95% CI. Evaluable Month 1 OPA geometric mean ratios.

October 5, 2026 | 10

OPUS-1 Study and Topline Results October 5, 2026

Trial Design, Disposition and Demographics October 5, 2026

OPUS-1 Phase 3 Pivotal, Randomized, Double-Blind, Active-Controlled Clinical Trial in Adults Aged 18 and Older (n=4,047*)

Designed to Establish New PCV Standard of Care for Adults Aged 50 and Older Through Head-to-Head Safety, Tolerability and Immunogenicity Comparisons of VAX-31 with PCV20 and PCV21; Evaluated Immunobridging to Adults Aged 18-49


Day 1
Month 1
Month 6
Dose
6 Month Safety Follow-Up
Blood Sample
Blood Sample
ADULTS AGED ≥50 YEARS (n=3,572)
Screen
Randomize (1:1:1)
VAX-31 n=1,194
PCV20 n=1,195
PCV21 n=1,183
VAX-31 Immunobridging Comparison (18-49 v 50-64)
OPA & IgG Immune Responses¹: VAX-31 vs PCV21 and/or PCV20
ADULTS AGED 18-49 YEARS (n=475)
Screen
Randomize (3:1)
VAX-31 n=354
Control Group: PCV20 n=120
OPA & IgG¹ Immune Responses: VAX-31 Age Group Comparison 18-49 vs 50-64

Safety and tolerability assessed through Month 6, including solicited local reactions and systemic events (Day 1-7), unsolicited AEs (Day 1-Month 1), and SAEs, NOCIs and MAAEs (Day 1-Month 6)

VAXCYTE

OPA = opsonophagocytic activity; IgG = immunoglobulin G; AEs = adverse events; SAEs = serious adverse events; NOCIs = new onset of chronic illnesses; MAAEs = medically attended adverse events.
(*) 1 participant in the 18-49 age group received PCV21.
(1) IgG comparisons of VAX-31 versus PCV21 and/or PCV20 are secondary endpoints.

October 5, 2026 | 13

~97% of Vaccinated Subjects Included in Immunogenicity Evaluable Population Study Disposition October 5, 2026 ≥50 YEARS 18-49 YEARS* Total Enrolled1 N = 3,572 Total Enrolled1 N = 475 VAX-31 N = 1,194 PCV20 N = 1,195 PCV21 N = 1,183 N = 1,194 N = 1,195 N = 1,183 N = 1,147 N = 1,162 N = 1,151 VAX-31 N = 354 PCV20 N = 120 N = 354 N = 120 N = 348 Not Assessed for Immunogenicity 100% 100% 100% 100% 96.1% 97.3% 98.3% Included in Safety Population: Included in Immunogenicity Evaluable Population (IEP): Vaccinated: (1) Enrolled is defined as randomized and vaccinated. (*) 1 participant in the 18-49 age group received PCV21. 100% 97.2%

ADULTS ≥50 YEARS

Population Demographics in Adults Aged 50 Years and Older

Well-Balanced Across Cohorts and Similar for the Safety and Immunogenicity Populations

	VAX-31		PCV20		PCV21	
	Safety	Immunogenicity	Safety	Immunogenicity	Safety	Immunogenicity
Number of Subjects	1194	1147	1195	1162	1183	1151
Median Age, Years (range)	60.0 (50, 97)	60.0 (50, 97)	60.0 (50, 86)	60.5 (50, 86)	60.0 (50, 85)	60.0 (50, 85)
50 to 64 Years	795 (66.6)	763 (66.5)	793 (66.4)	770 (66.3)	793 (67.0)	770 (66.9)
≥65 Years	399 (33.4)	384 (33.5)	402 (33.6)	392 (33.7)	390 (33.0)	381 (33.1)
At Risk for Pneumococcal Disease, n (%)	313 (26.2)	301 (26.2)	350 (29.3)	341 (29.3)	333 (28.1)	321 (27.9)
Female, n (%)	686 (57.5)	663 (57.8)	720 (60.3)	703 (60.5)	680 (57.5)	661 (57.4)
Race, n (%) White	730 (61.1)	706 (61.6)	776 (64.9)	760 (65.4)	752 (63.6)	737 (64.0)
Black or African American	395 (33.1)	373 (32.5)	356 (29.8)	341 (29.3)	380 (32.1)	366 (31.8)
Asian	17 (1.4)	17 (1.5)	9 (0.8)	8 (0.7)	11 (0.9)	10 (0.9)
American Indian or Native Alaskan	26 (2.2)	25 (2.2)	25 (2.1)	25 (2.2)	23 (1.9)	22 (1.9)
Native Hawaiian or Other Pacific Islander	3 (0.3)	3 (0.3)	3 (0.3)	3 (0.3)	1 (0.1)	1 (0.1)
Multiracial	5 (0.4)	5 (0.4)	10 (0.8)	10 (0.9)	7 (0.6)	7 (0.6)
Ethnicity, n (%) Hispanic or Latino	324 (27.1)	308 (26.9)	326 (27.3)	315 (27.1)	297 (25.1)	291 (25.3)
Median BMI, kg/m2 (range)	29.3 (16.6, 62.7)	29.4 (16.6, 62.7)	29.5 (16.6, 59.3)	29.6 (16.6, 59.3)	30.1 (16.2, 70.7)	30.1 (16.2, 70.7)

VAXCYTE

October 5, 2026 | 15

Well-Balanced Across Cohorts and Similar for the Safety and Immunogenicity Populations Population Demographics in Adults Aged 18-49 October 5, 2026 18-49 YEARS SAFETY POPULATION VAX-31 RECIPIENTS (IEP) VAX-31 PCV20 18-49 Years 50-64 Years Number of Subjects 354 120 348 763 Median Age, Years (range) 37 (18, 49) 39 (18, 49) 37 (18, 49) 57 (50, 64) At Risk for Pneumococcal Disease, n (%) 63 (17.8) 23 (19.2) 62 (17.8) 193 (25.3) Female, n (%) 197 (55.6) 63 (52.5) 193 (55.5) 467 (61.2) Race, n (%) White 176 (49.7) 56 (46.7) 173 (49.7) 449 (58.8) Black or African American 131 (37.0) 50 (41.7) 129 (37.1) 268 (35.1) Asian 9 (2.5) 4 (3.3) 9 (2.6) 14 (1.8) American Indian or Native Alaskan 23 (6.5) 7 (5.8) 23 (6.6) 16 (2.1) Native Hawaiian or Other Pacific Islander 1 (0.3) 1 (0.8) 1 (0.3) 2 (0.3) Multiracial 11 (3.1) 2 (1.7) 11 (3.2) 3 (0.4) Ethnicity, n (%) Hispanic or Latino 65 (18.4) 23 (19.2) 63 (18.1) 178 (23.3) Median BMI, kg/m2 (range) 29.5 (17.0, 67.6) 30.2 (18.8, 58.8) 29.5 (17.0, 67.6) 29.6 (16.6, 62.7) ADULTS 18-49 YEARS IEP = Immunogenicity Evaluable Population.

Tolerability and Safety Data October 5, 2026

Local and Systemic Solicited AEs in Adults Aged 50 Years and Older October 5, 2026 VAX-31 was Well-Tolerated and Consistent with PCV20 and PCV21, Majority of AEs Resolved Within 48 Hours AEs = adverse events. Grade 1 Grade 2 Grade 3 VAX-31 PCV20 PCV21 ADULTS ≥50 YEARS

Local and Systemic Solicited AEs Similar to PCV20 in Adults Aged 18-49 October 5, 2026 AEs = adverse events. VAX-31 was Well-Tolerated and Consistent with PCV20, Majority of AEs Resolved Within 48 Hours Grade 1 Grade 2 Grade 3 VAX-31 PCV20 ADULTS 18-49 YEARS

Overall Safety Profile Similar to PCV20 and PCV21

	50 YEARS AND OLDER SAFETY POPULATION			18-49 YEARS SAFETY POPULATION	
	VAX-31	PCV20	PCV21	VAX-31	PCV20
Number of Subjects	1194	1195	1183	354	120
Unsolicited AE (1-Month), n (%)	75 (6.3)	99 (8.3)	96 (8.1)	37 (10.5)	11 (9.2)
Related, n (%)	19 (1.6)	24 (2.0)	28 (2.4)	9 (2.5)	3 (2.5)
MAAE, n (%)	71 (5.9)	104 (8.7)	90 (7.6)	26 (7.3)	10 (8.3)
Related, n (%)	2 (0.2)	5 (0.4)	3 (0.3)	0	0
NOCI, n (%)	7 (0.6)	9 (0.8)	12 (1.0)	2 (0.6)	3 (2.5)
Related, n (%)	0	0	0	0	0
SAE, n (%)	14 (1.2)	13 (1.1)	13 (1.1)	2 (0.6)	0
Related, n (%)	0	0	0	0	0
Death[1], n (%)	2 (0.2)	0	2 (0.2)	0	0
Related, n (%)	0	0	0	0	0
Discontinuation, n (%)	0	0	0	0	0
Related, n (%)	0	0	0	0	0

VAXCYTE

AEs = adverse events; MAAE = medically attended adverse event; NOCI = new onset of chronic illness; SAE = serious adverse event; Discontinuation = subject discontinued from the study due to an AE.
(1) All four deaths were assessed as unrelated to study vaccination. Two deaths were classified in the injury and poisons category (overdose), with one in the VAX-31 arm and one in the PCV21 arm. The remaining deaths were cardiac arrest in a participant with established cardiovascular risk factors 104 days after vaccination, and sepsis secondary to a pre-existing Group B Streptococcus-infected wound with bacteremia 11 days after vaccination.

October 5, 2026 | 20

Immunogenicity Data In Adults Aged ≥50 Years and 18-49 Years October 5, 2026

ADULTS ≥50 YEARS

11 STs in Common With PCV20 and PCV21

Met <u>11 of 11</u> ST OPA GMR Comparisons Per Prespecified NI Criterion[1] (LBCI >0.667) vs PCV20 and/or PCV21

CO-PRIMARY ENDPOINT GROUP 1


VAX-31 vs PCV20 & PCV21 on Common 11 STs
3
6A
7F
8
10A
11A
12F
15B
19A
22F
33F
GMR:
0.5
0.667
1
2
3
VAX-31/PCV20
VAX-31/PCV21

ST = serotype; OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI.
(1) SAP criterion: lower bound of the 95% CI of the OPA GMR >0.667, Hochberg-adjusted.

VAXCYTE

October 5, 2026 | 22

9 STs in Common With Only PCV20 and 8 STs Common With Only PCV21 October 5, 2026 ST = serotype; OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI. VAX-31 vs PCV20: Shared 9 STs GMR: Met 9 of 9 ST OPA GMR Comparisons vs PCV20 and 8 of 8 vs PCV21 Per Prespecified NI Criterion (LBCI >0.667) VAX-31 vs PCV21: Shared 8 STs GMR: CO-PRIMARY ENDPOINT GROUP 2 CO-PRIMARY ENDPOINT GROUP 3 ADULTS ≥50 YEARS

3 Unique VAX-31 STs and 20B October 5, 2026 ST = serotype; OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI. (1) With Hochberg multiplicity analysis per protocol. (2) VAX-31 includes serotype 20C; 20B is being evaluated in clinical studies to demonstrate cross-protection. For further detail on serogroup 20, see footnote 1 on slide 7. Met 4 of 4 ST OPA GMR Comparisons Per Prespecified Superiority Criterion (LBCI >2.0) vs PCV20 and/or PCV211 VAX-31 vs PCV20 & PCV21: 3 Unique STs + 20B² GMR: VAX-31/PCV20 VAX-31/PCV21 2 CO-PRIMARY ENDPOINT GROUP 4 ADULTS ≥50 YEARS

October 5, 2026 Met Prespecified Primary Endpoint Across All 32 STs¹ (OPA GMR With LBCI >0.667) ST = serotype; OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI. (1) The 32 assessments include 31 vaccine serotypes and cross-reactive 20B. GMR: GMR: VAX-31 Immunobridging OPA GMR Comparison (18-49 vs 50-64) Immunobridging Comparison in 18-49-Year-Olds vs 50-64-Year-Olds ADULTS 18-49 YEARS

ADULTS ≥50 YEARS

Comparator-Specific Assessments: VAX-31 Immune Responses vs PCV20 and PCV21

VAX-31 Met Noninferiority Criterion for 20/20 STs vs PCV20 and 17/19 STs vs PCV21

VAX-31 vs PCV20: Common 20 STs

OPA GMRs met prespecified NI criterion (LBCI >0.667) for 20 of 20 common STs


3
6A
7F
8
10A
11A
12F
15B
19A
22F
33F
1
4
5
6B
9V
14
18C
19F
23F
GMR:
0.5
0.667
1
2
3

VAX-31 vs PCV21: Common 19 STs

OPA GMRs met prespecified NI criterion (LBCI >0.667) for 17 of 19 common STs


3
6A
7F
8
10A
11A
12F
15B
19A
22F
33F
9N
15A
16F
17F
23A
23B
31
35B
GMR:
0.5
0.667
1
2
3
Serotypes 3 and 12F missed the LBCI >0.667 but met historical threshold of LBCI >0.5.

In the U.S., as PCV21 serotypes account for a larger share of adult disease coverage, U.S. regulators may focus more on the individual PCV21 comparison to VAX-31 in review of BLA submission.

ST = serotype; OPA = opsonophagocytic activity; GMR = geometric mean ratio; LBCI = lower bound of the 2-sided 95% CI.

VAXCYTE
October 5, 2026 | 26

VAX-31 Data Support Potential Best-in-Class Adult PCV Profile with Broadest Coverage Relative to SoC; Advancing Toward BLA Submission

Broad and robust immune responses observed across all 31 STs + 20B for all ages evaluated.
Met all prespecified co-primary and immunobridging endpoints.

VAX-31 was well-tolerated with a safety profile similar to PCV20 and PCV21.

VAX-31 has the potential to offer significantly broader ST and disease coverage vs SoC vaccines.
Represents incremental 13-36% of IPD coverage[1] and incremental 19-31% of pneumococcal pneumonia coverage[2].

The OPUS-1 results support VAX-31's potential best-in-class profile, serving as cornerstone of the planned BLA, and further validate Vaxcyte's cell-free platform technology.

SoC = standard of care; BLA = Biologics License Application; ST = serotype.
(1) % of IPD caused in individuals ≥50 yrs of age in the U.S. in 2022-2024 based on ABC surveillance data.
(2) Non-bacteremic pneumonia; source: https://doi.org/10.1093/infdis/jiaf376.

VAXCYTE
October 5, 2026 | 27

VAX-31 Program Next Steps October 5, 2026

OPUS Phase 3 Program Serves as Cornerstone of Planned BLA Submission

TOPLINE REPORTED	ONGOING	ONGOING	PLANNED
OPUS-1 PIVOTAL TRIAL (N=4,047)	**OPUS-2: CONCOMITANT ADMINISTRATION WITH SEASONAL INFLUENZA VACCINE (N=1,390)**	**OPUS-3: ADULTS PREVIOUSLY VACCINATED WITH PNEUMOCOCCAL VACCINES (N=752)**	**MANUFACTURING CONSISTENCY STUDY (e.g. lot-to-lot) (N=TBD)**
Topline results reported; complete data set to be published	Enrollment complete; topline results anticipated 1H 2027	Enrollment complete; topline results anticipated 1H 2027	Planned: Data to be included in BLA submission

POTENTIAL VAX-31 REGULATORY APPROVAL

Planned post-licensure real-world effectiveness study following launch

(ST-Specific Community Acquired Pneumonia)

BLA = Biologics License Application.

VAXCYTE

October 5, 2026 | 29

Establish commercial manufacturing readiness, including: Existing supply chain sufficient to meet demand for U.S. adult launch Expanding commercial-scale capacity to support future U.S. demand Foundation to Support Expected U.S. Commercial Launch October 5, 2026 Medical affairs and commercial infrastructure buildout and launch strategy underway, including: Engaging the scientific community Defining the contracting and distribution strategy, including for U.S. retail pharmacies and large health systems Designed to cover 95% of IPD¹ and 88% of pneumococcal pneumonia² in U.S. adults 50 and older, an incremental 13-36% and 19-31% broader disease coverage than standard of care vaccines BLA = Biologics License Application; SoC = standard of care; IPD = invasive pneumococcal disease. (1) % of IPD caused in individuals ≥50 yrs of age in the U.S. in 2022-2024 based on ABC surveillance data. (2) Non-bacteremic pneumonia; source: https://doi.org/10.1093/infdis/jiaf376. Potential Best-in-Class Profile Manufacturing Execution Commercial Readiness for U.S. Launch Integrated Manufacturing, Medical and Commercial Execution

Pipeline of Vaccines with Multiple Near-Term Milestones

Leveraging Cell-Free Platform to Develop Broad-Spectrum Vaccines to Prevent Bacterial Diseases



Preclinical
Phase 1
Phase 2
Phase 3
Approved
31-Valent PCV Candidate
VAX-31
Adults
Infants
Third-Generation PCV Candidate
VAX-XL
Adults & Infants
Novel Group A Strep Vaccine
VAX-A1
Adults
Children

Key Milestones Anticipated by End of 2027[1]

VAX-31 ADULT INDICATION

- Announce safety, tolerability and immunogenicity data from the **OPUS-2** and **OPUS-3**[2] trials in the first half of 2027

VAX-31 INFANT INDICATION

- Announce topline data from the ongoing Phase 2 dose-finding study from both the primary three-dose immunization series and booster dose either sequentially or together by the end of the first half of 2027

VAX-A1

- Announce topline data from the Phase 1, first-in-human adult study[3] in the second half of 2027

Cell-Free Protein Synthesis Platform Unlocks Multiple Vaccine Applications

Facilitates design and production of vaccines beyond the reach of conventional methods, enabling:

- ✓ Superior site-specific conjugation chemistry
- ✓ Production of "tough-to-make" protein antigens that conform to target pathogens
- ✓ Speed, flexibility and scalability

(1) Guidance as of October 5, 2026.
(2) OPUS-2 is a Phase 3 trial evaluating concomitant administration of VAX-31 with a seasonal influenza vaccine; OPUS-3 is a Phase 3 trial evaluating VAX-31 in adults who have previously received pneumococcal vaccination.
(3) VAX-A1 Phase 1, first-in-human study has the primary objective of evaluating safety and tolerability and is being conducted in Australia.

VAXCYTE October 5, 2026 | 31

Appendix October 5, 2026

VAX-31 Demonstrated Robust OPA GMT Immune Responses October 5, 2026 IgG = immunoglobulin G; GMT = geometric mean titer; OPA = opsonophagocytic activity; ST = serotype. (1) VAX-31 includes serotype 20C; 20B is being evaluated in clinical studies to demonstrate cross-protection. For further detail on serogroup 20, see footnote 1 on slide 7. STs COMMON TO VAX-31, PCV20 & PCV21 STs COMMON TO VAX-31 & PCV20 STs COMMON TO VAX-31 & PCV21 UNIQUE STs AND 20B¹ OPA GMTs Compared Across VAX-31, PCV20 and PCV21 ADULTS ≥50 YEARS VAX-31 PCV21 PCV20

VAX-31 Demonstrated Robust IgG GMC Responses October 5, 2026 IgG = immunoglobulin G; GMC = Geometric Mean Concentration; OPA = opsonophagocytic activity; ST = serotype. (1) VAX-31 includes serotype 20C; 20B is being evaluated in clinical studies to demonstrate cross-protection. For further detail on serogroup 20, see footnote 1 on slide 7. STs COMMON TO VAX-31, PCV20 & PCV21 STs COMMON TO VAX-31 & PCV20 STs COMMON TO VAX-31 & PCV21 UNIQUE STs AND 20B¹ ADULTS ≥50 YEARS VAX-31 PCV21 PCV20